Exhibit 99.2

Snowflake Prices Upsized Private Placement of $3.75 Billion of 0.00% Convertible Senior Notes

MENLO PARK, Calif. – September 28, 2026 – Snowflake Inc. (NYSE: SNOW) (“Snowflake”), the AI Data Cloud Company, today announced the pricing of $2.0 billion aggregate principal amount of its 0.00% Convertible Senior Notes due 2029 (the “2029 notes”) and $1.75 billion aggregate principal amount of its 0.00% Convertible Senior Notes due 2031 (the “2031 notes,” and together with the 2029 notes, the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The aggregate principal amount of the offering was upsized from the previously announced offering size of $3.5 billion aggregate principal amount of Notes.
Snowflake also granted the initial purchasers of the notes options to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $300.0 million aggregate principal amount of the 2029 notes and up to an additional $250.0 million aggregate principal amount of the 2031 notes. The sale of the notes is expected to close on October 1, 2026, subject to customary closing conditions.
The notes will be general unsecured obligations of Snowflake and will not bear regular interest, and the principal amount of the notes will not accrete. The 2029 notes will mature on October 15, 2029 and the 2031 notes will mature on October 15, 2031, in each case, unless earlier converted, redeemed or repurchased.
Snowflake estimates that the net proceeds from the offering will be approximately $3.70 billion (or approximately $4.24 billion if the initial purchasers exercise their options to purchase additional notes in full), after deducting the initial purchasers’ discounts and commissions and estimated offering expenses payable by Snowflake.
Snowflake expects to use the net proceeds from the offering to pay the approximately $383.5 million cost of the capped call transactions described below, to pay the approximately $548.3 million cost of repurchasing a portion of Snowflake’s 0.00% convertible senior notes due 2027 (the “2027 notes”) in the note repurchase transactions as described below and for general corporate purposes, which may include repurchases of its common stock from time to time under its existing or any future stock repurchase program or additional repurchases of the existing notes from time to time, as well as acquisitions or strategic investments in complementary businesses, technologies or other assets. If the initial purchasers exercise their option to purchase additional notes of a series, Snowflake expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with respect to the relevant series of notes as to which the option was exercised with the relevant option counterparties as described below, and the remainder for other general corporate purposes as described above.
Additional Details for the Convertible Senior Notes
The notes will be convertible at the option of the holders in certain circumstances. Upon conversion, Snowflake will pay or deliver, as the case may be, cash, shares of Snowflake’s common stock, or a combination of cash and shares of Snowflake’s common stock, at its election. The conversion rate for the 2029 notes will initially be 1.9985 shares of Snowflake’s common stock per $1,000 principal amount of 2029 notes (equivalent to an initial conversion price of approximately $500.38 per share of Snowflake’s common stock, which represents a conversion premium of approximately 52.5% to the last reported sale price of Snowflake’s common stock on the New York Stock Exchange on September 28, 2026), and will be subject to customary anti-dilution adjustments. The conversion rate for the 2031 notes will initially be 2.0662 shares of Snowflake’s common stock per $1,000 principal amount of 2031 notes (equivalent to an initial conversion price of approximately $483.98 per share of Snowflake’s common stock, which represents a conversion premium of approximately 47.5% to the last reported sale price of Snowflake’s common stock on the New York Stock Exchange on September 28, 2026), and will be subject to customary anti-dilution adjustments. In addition, following certain corporate events that occur prior to the maturity date of the relevant series of notes or if Snowflake delivers a notice of redemption in respect of a series of notes, Snowflake will, in certain circumstances, increase the conversion rate of the relevant series of notes for a holder who elects to convert its notes of the applicable series in connection with such a corporate event or convert its notes called (or deemed called, in the case of an optional redemption) for redemption during the related redemption period, as the case may be.
Snowflake may not redeem the 2029 notes prior to April 20, 2028 and Snowflake may not redeem the 2031 notes prior to October 22, 2029, in each case, except in the event of a cleanup redemption as described below. Snowflake may redeem for cash all or any portion of the 2029 notes (subject to a partial redemption limitation), at its option, on a redemption date on or after April 20, 2028 and before the 21st scheduled trading day immediately prior to the applicable maturity date if the last reported sale price of Snowflake’s common stock has been at least 150% of the conversion price then in effect for the 2029 notes for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Snowflake provides a notice of redemption. Snowflake may redeem for cash all or any portion of the 2031 notes (subject to a partial redemption limitation), at its option, on a redemption date on or after October 22, 2029 and before the 21st scheduled trading day immediately prior to the applicable maturity date if the last reported sale price of Snowflake’s common stock has been at least 130% of the conversion price then in effect for the 2031 notes for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Snowflake provides a notice of redemption (any such redemption of the 2029 notes or the 2031 notes at Snowflake’s option, an “optional redemption.”). In addition, subject to certain conditions described in the offering memorandum, Snowflake may redeem for cash all, but not less than all, of the notes of a series, at any time before the 21st scheduled trading day immediately prior to the applicable maturity date, if the aggregate principal amount of the notes of such series outstanding at the time Snowflake sends the related notice of redemption is less than 10% of the aggregate principal amount of the notes of such series issued in the offering (including any additional notes for such series issued pursuant to any exercise of the initial purchasers’ option to purchase additional notes for such series) (each such redemption, a “cleanup redemption”). The redemption price for any optional redemption or cleanup redemption will be equal to 100% of the principal amount of the notes of a series to be redeemed, plus accrued and unpaid special interest, if any, to, but excluding, the redemption date. No sinking fund is provided for the notes.
If Snowflake undergoes a “fundamental change” (as defined in the indenture that will govern the applicable series of notes) prior to the maturity date of a series of notes, then, subject to certain conditions and limited exceptions, holders of the relevant series of notes may require Snowflake to repurchase for cash all or any portion of their notes of such series at a fundamental change repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid special interest, if any, to, but excluding, the relevant fundamental change repurchase date.
Capped Call Transactions
In connection with the pricing of the notes, Snowflake entered into privately negotiated capped call transactions relating to each series of notes with certain of the initial purchasers or affiliates thereof and other financial institutions (the “option counterparties”). The capped call transactions relating to the 2029 notes cover, subject to customary adjustments substantially similar to those applicable to the 2029 notes, the number of shares of Snowflake’s common stock initially underlying the 2029 notes, and the capped call transactions relating to the 2031 notes cover, subject to customary adjustments substantially similar to those applicable to the 2031 notes, the number of shares of Snowflake’s common stock initially underlying the 2031 notes. The capped call transactions relating to each series of notes are generally expected to reduce the potential dilution to Snowflake’s common stock upon any conversion of the relevant series of notes and/or offset any cash payments Snowflake is required to make in excess of the principal amount of converted notes of such series, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions will initially be $820.30 per share, which represents a premium of 150% over the last reported sale price of Snowflake’s common stock on the New York Stock Exchange on September 28, 2026, and is subject to certain adjustments under the terms of the capped call transactions.

In connection with establishing their initial hedges of the capped call transactions, Snowflake expects the option counterparties or their respective affiliates will enter into various derivative transactions with respect to Snowflake’s common stock and/or purchase shares of Snowflake’s common stock concurrently with or shortly after the pricing of the notes, including with, or from, certain investors in the notes. This activity could increase (or reduce the size of any decrease in) the market price of Snowflake’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Snowflake’s common stock and/or purchasing or selling shares of Snowflake’s common stock or other securities of Snowflake in secondary market transactions following the pricing of the notes and prior to the maturity of each series of notes (and are likely to do so during any observation period related to a conversion of the notes, following any redemption of the notes or any repurchase of the notes upon a fundamental change, or, to the extent Snowflake exercises the relevant election under the capped call transactions, following any other repurchase of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Snowflake’s common stock or the notes, which could affect a noteholder’s ability to convert its notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares, if any, and value of the consideration that a noteholder will receive upon conversion of its notes.

Concurrent Note Repurchases
Snowflake expects to use approximately $548.3 million of the net proceeds from the offering to repurchase for cash approximately $261.8 million aggregate principal amount of the 2027 notes in privately negotiated transactions (each, a “note repurchase transaction”) effected through one of the initial purchasers or its affiliate concurrently with the pricing of the offering. This press release is not an offer to repurchase the 2027 notes, and the offering of the notes is not contingent upon the note repurchase transactions.
In connection with any note repurchase transaction, Snowflake expects that holders of the 2027 notes repurchased and who have hedged their equity price risk with respect to such 2027 notes (the “hedged holders”) will, concurrently with, or shortly after, the pricing of the notes offered in the offering, unwind all or part of their hedge positions by buying Snowflake’s common stock and/or entering into or unwinding various derivative transactions with respect to Snowflake’s common stock. The amount of common stock to be purchased by the hedged holders or the notional number of shares of common stock underlying such derivative transactions may be substantial in relation to the historical average daily trading volume of common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of Snowflake’s common stock, including concurrently with the pricing of the notes, which could have resulted in a higher effective conversion price of the notes. Snowflake cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes offered in the offering or its common stock.

The notes and any shares of Snowflake’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.
Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding, among other things, the offering, including statements concerning the expected closing of the offering of the notes, the capped call transactions, any note repurchase transactions, the anticipated use of proceeds from the proposed offering, the timing or amount of any additional repurchases of our existing notes following this offering and the potential impact of the foregoing or related transactions on dilution to holders of our common stock and the market price of our common stock, the trading price of each series of notes or the conversion price of each series of notes. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events, results or outcomes to differ materially from those expressed or implied by the forward-looking statements. These risks include, but are not limited to, market risks, trends and conditions, our ability to complete the proposed offering on the expected terms, or at all, whether we will be able to satisfy closing conditions related to the proposed offering and unanticipated uses of capital, any of which could differ or change based upon market conditions or for other reasons, and those risks included in the section titled “Risk Factors” in our Securities and Exchange Commission (“SEC”) filings and reports, including our Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026 and other filings that we make from time to time with the SEC, which are available on the SEC’s website at www.sec.gov.  As a result, you should not rely on any forward-looking statements as predictions of future events. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except as required by law, we undertake no obligation to update such forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

About Snowflake
Snowflake is the platform for the AI era, making it easy for enterprises to innovate faster and get more value from data. More than 14,500 customers around the globe, including hundreds of the world’s largest companies, use Snowflake’s AI Data Cloud to build, use and share data, applications and AI. With Snowflake, data and AI are transformative for everyone.

Contact:

Investor Contact:
Katherine McCracken
Head of Investor Relations
IR@snowflake.com

Press Contact:
Eszter Szikora
Press@snowflake.com
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